Exhibit 99.2 Q3 FY19 Earnings and Strategy Update May 8, 2019

Certain statements contained within this release are considered forward- Safe Harbor looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the risk Statement that any projections or guidance, including revenues, margins, earnings, or any other financial results are not realized, the impact of changes in tariffs, adverse changes in the global economic conditions, significant volume reductions from key contract customers, significant reduction in customer order patterns, financial stability of key customers and suppliers, and availability or cost of raw materials. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2018 and other filings with the Securities and Exchange Commission. 2

Kimball International Snapshot Key Statistics FY 2018 Financials FOUNDED 1950 NET SALES $705M HEADQUARTERS Jasper, IN ADJ. OP. MARGIN 7.4%1 EMPLOYEES ~3,000 ADJ. EBITDA $67M1 SHOWROOMS 12 EPS $0.92 MFG. FACILITIES 12 DIVIDEND $10.1M MAJOR BRANDS 1 Unaudited. See Appendix for Non-GAAP reconciliations. 3

Q3 FY19 Highlights1 Revenue and Profit Cash Flow and Capital Allocation ▪ Revenue of $177M, up 10% ▪ Free cash flow 2 of $13.1M; 165% free o 8% organic growth on strong growth in healthcare cash flow conversion and hospitality o $8.3M reduction in working capital o 2% contribution from David Edward ▪ Cap Ex of $5.7M ▪ Orders of $184M, up 16% o Corporate headquarter remodel o 14% organic growth on strong demand in commercial, o Equipment upgrades hospitality, and healthcare ▪ o 2% contribution from David Edward Dividends of $2.9M ▪ ▪ Operating Income of 5.1% or 5.8% on an adjusted basis 2 Balance sheet remains strong with minimal debt o Price yield, leverage from higher volume and savings realized from cost savings initiatives ▪ Adj. EBITDA 2 of $14.5M or 8.2%, up 18% ▪ EPS at $0.22, up 38% Demand Remains Strong and Margins Improving 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 4

US Furniture Leading Indicators BIFMA FURNITURE INDUSTRY TREND1 ($B) ARCHITECTURE BILLINGS INDEX DATA2 20 7% Architecture Billings Index 18 5.9% 6% 16 4.9% $2.9 $3.1 $2.8 5% 14 $2.7 $2.4 $2.5 12 3.6% 3.8% 4% 10 3.3% 3% 8 $14.0 $14.4 6 $13.5 $12.2 $13.0 $13.1 2% 4 1.5% 1% 2 0 0% 2014 2015 2016 2017E 2018F 2019F US Office US Ed. & Health Total Growth HOSPITALITY INDUSTRY GROWTH: REVPAR ESTIMATED GROWTH RATES3 5.00% 4.4% 2.3% REVPAR GROWTH 4.50% 3.8% 4.00% 3.3% 3.50% 3.2% 2.9% 3.00% 2.6% 2.4% 2.3% OCCUPANCY RATE 2.50% 2.2% 65.9% 1.8% 1.9% 2.00% 1.5% 1.5% 1.4% 1.50% 1.2% 1.2% 1.00% 0.50% 2.1% SUPPLY GROWTH RATE 0.00% Luxury Upper Upscale Upper-Middle Midscale Economy Independents US Scale Scale 2018 2019 1 Source: BIFMA (January 2019) 2 Source: AIA (March 2019). 5 3 Source PWC January 2019 Hospitality Directions; REVPAR = Revenue Per Available Room

New Products Overview 1 70% NEW PRODUCTS (Excl. Hospitality) $50 60% $34M$45 50% +29%$40 40% $35 30% $26M $30 20% $25 10% $20 0% $15 (10%) $10 (20%) $5 (30%) (40%) $0 Q2 FY16 Q2 FY16 Q3 FY16 Q4 FY17 Q2 FY17 Q3 FY17 Q4 FY18 Q2 FY18 Q3 FY18 Q4 FY19 Q2 FY19 Q3 Q1 FY16 Q1 FY17 Q1 FY18 Q1 FY19 Q1 New Product Sales New Product Sales Growth YoY ▪ New product introductions fueling growth in Commercial vertical ▪ Office furniture new product sales increased 29% finishing at 27% of total office furniture sales ▪ 5 new products launched this quarter 1 Unaudited. New product introductions defined as those introduced in the last 3 years. 6

Sales and Orders by Vertical1 $60.0QUARTERLY SALES ($M) $70.0QUARTERLY ORDERS ($M) $50.2 $50.9 $58.7 $60.0 $50.0 $48.3 $43.1 $48.9 $50.0 $44.7 $40.0 $40.0 $34.6 $28.7 $30.0 $28.7 $30.0 $19.5 $19.1 $22.6 $20.0 $17.6 $17.8 $16.9 $20.0 $18.1 $17.4 $17.6 $17.1 $17.1 $17.3 $12.7 $13.5 $10.0 $10.0 $0.0 $0.0 Commercial Hospitality Healthcare Education Government Finance Commercial Hospitality Healthcare Education Government Finance Q3 FY18 Q3 FY19 Q3 FY18 Q3 FY19 ▪ Broad based sales growth with increases in five out of six ▪ Broad based order growth with increases in four out of six vertical markets, led by double-digit growth in Healthcare vertical markets, led by double-digit growth in Hospitality +47% and Hospitality +12% +29%, Healthcare +27% and Commercial +20% ▪ Finance declined -5% ▪ Finance declined -4% 1 Unaudited. 7

Year-over-Year Financial Performance1 NET SALES ($M) ADJ. EBITDA & MARGIN2 EPS $20.0 25.0% $177 $161 $18.0 $0.22 $16.0 $14.5 20.0% $14.0 $12.3 $0.16 $12.0 15.0% $10.0 $8.0 10.0% $6.0 $4.0 7.6% 8.2% 5.0% $2.0 $- 0.0% Q3 FY18 Q3 FY19 Q3 FY18 Q3 FY19 Q3 FY18 Q3 FY19 ▪ 10% increase in sales or 8% increase ▪ Gross Profit improved +80 bps driven by price increases, cost reduction initiatives, organically excluding David Edward leverage from higher sales; partially offset by inflation/tariff and anticipated David Edward performance until we complete our integration plan ▪ All verticals experienced an increase except finance which was down less ▪ Selling and Administrative cost increased $6M or 15% due to higher incentive than $1M on normal project volatility compensation and commissions associated with higher sales and profit; Salaries; strategic growth investments ($0.6M) and CEO transition cost ($0.3M) ▪ EPS grew 38% or $0.06 on improved earnings ($0.04) and lower effective tax rate ($0.02) 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 8

Quarterly Financial Performance1 SALES ($M) ORDERS ($M) $201.0 $212.3 20.0% $189.7 $194.1 30.0% $177.4 $200.0 $197.5 $191.0 $200.0 $160.9 25.0% $184.1 15.0% 17.3% 17.8% 10.7% 12.5% 20.0% $158.7 $150.0 16.0% $150.0 10.2% 15.0% 10.0% 6.2% 10.0% 14.1% $100.0 5.0% 13.7% $100.0 11.1% 5.0% 5.0% 14.6% 1.3% 8.0% 8.1% 0.0% 3.1% $50.0 (7.5%) 3.6% $50.0 (5.0%) 0.0% (1.7%) (10.0%) (5.0%) $0.0 (15.0%) (10.4%) $0.0 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Sales YoY Sales Growth Organic Growth Orders Received YoY Orders Growth Organic Growth GROSS PROFIT SELLING AND ADMINISTRATIVE EXPENSES 2 ($M) 34.5% 33.9% 33.9% 30.0% $60.0 34.0% $49.6 $52.2 $51.5 29.0% $47.5 $50.0 33.5% $41.5 33.0% 28.0% 32.3% 26.8% $40.0 32.5% 26.8% 31.9% 27.0% 26.2% 32.0% 25.8% 25.6% $30.0 26.0% 31.5% 31.1% $20.0 31.0% 25.0% 30.5% $10.0 24.0% 30.0% 29.5% 23.0% $0.0 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 SG&A Expense SG&A as % of Sales 1 Unaudited. 9 2 includes SERP.

FY19 YTD and Q3 Execution1 YTD CAP EX YTD FCF & CONVERSION Quarterly Cash Flow $30.0 $26.3 140% $16.4 $15.8 $25.0 Highlights 120% $20.0 100% ▪ Cash flow from operations of $18.8M was driven 80% $15.0 93% by earnings and $8.3M reduction in working $10.6 60% capital $10.0 40% ▪ $5.0 44% Free Cash Flow of $13.1M and Free Cash Flow 20% Conversion of 165% $- 0% YTD FY18 YTD FY19 YTD FY18 YTD FY19 ▪ Cap Ex of $5.7M ▪ Dividends of $2.9M YTD DIVIDENDS & SHARE REPURCHASES ($M) ▪ 2 $20.0 Return on Invested Capital of 27.7% $18.0 $16.0 $14.0 $12.0 $9.1 $8.1 $10.0 $8.0 $6.0 $4.0 $7.5 $8.5 $2.0 165% Free Cash Flow $0.0 YTD FY18 YTD FY19 Conversion During the Quarter Dividends Share Repurchases 1 Unaudited 2 Return on Invested Capital definition: [(Earnings Before Interest, Tax and 10 Amortization) * (1-Effective Tax Rate)]/(Equity plus Net Debt)

Strategy Update

Building On A Strong Foundation, We Are On An Exciting Journey To Further Transform Our Organization

1	2	3	4	5	6
LEVERAGE LEGACY & SPIRIT	STRONGER FINANCIALS	TRANSFORMATION ACTION	THOUGHTFUL STRATEGY	SUPPORTIVE CASH POSITION	COMPELLING FUTURE FOCUS
			CONNECT		
Leveraging strong legacy; 65+ year history of bold entrepreneurial spirit and industry expertise	Significantly strengthened financial position over the past 4+ years	New leadership leading next-phase company transformation	Clear plan to successfully position us for the future; introducing Kimball International Connect Strategy	Strong cash generation to support achieving our strategic goals	Compelling long-term targets aligned with strategic imperatives

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Leveraging Multi Brand Portfolio: Offering Distinct Distribution And Category Strategies With Deep Furnishing Expertise ▪ Resimercial design ▪ Full-line product portfolio committed to ▪ Custom product and standard program ▪ Strong dealer relationships quality and craftsmanship development with thoughtful broad distribution strategy ▪ “Select Dealer” distribution and direct ▪ Deep Partnerships with purchasing groups, ▪ Expertise with a focus on ancillary products partnerships with A&D, end users and owners and designers ▪ broker/developer influencers ▪ Expertise in support and service Strong secondary market positioning ▪ Expertise in healthcare vertical ▪ Reliability in delivering on customer ▪ Front end co-creation capabilities expectations SELECT CLIENTS True Craftsmanship | Commitment To Quality | Customer First | Caring Culture 13

Significantly Strengthened Financial Position NET SALES1 ($M) ADJ. OPERATING MARGIN 1, 4 RETURN ON INVESTED CAPITAL1, 3 $750 9.0% 8.1% 45.0% $705 8.0% $693 7.4% 40.7% $700 40.0% 38.1% 7.0% 6.4% 35.0% $650 $635 6.0% 4.9% 30.0% $601 5.0% 24.9% 25.0% $600 4.0% 20.0% $544 15.8% $550 3.0% 15.0% 2.0% Not 2.0% 10.0% Avail. $500 due to 1.0% 5.0% Spin 2 $450 0.0% 0.0% FY14 FY15 FY16 FY17 FY18 FY14 FY15 FY16 FY17 FY18 FY14 FY15 FY16 FY17 FY18 Our Growth Progression A Successful Turnaround Story Solid Financial Foundation ▪ Continuously exceeded industry rates ▪ New products delivering accretive margins ▪ Industry leading ROIC ▪ Focused new products efforts by business ▪ Strong pricing discipline to offset inflation and tariffs ▪ Disciplined working capital management ▪ Leadership in the ancillary category ▪ Continuous improvement efforts; exceeded targets ▪ Strong free cash flow generation ▪ Hospitality vertical performance ▪ Very focused facility optimization 1 Fiscal Years shown prior to FY17 have not been adjusted for Revenue Recognition rule changes. Impact is immaterial. 2 Information not available for FY’14 due to spin off of our Electronics Segment in October of 2014. 3 Return on Invested Capital definition: [(Earnings Before Interest, Tax and Amortization)* (1-Effective Tax Rate)]/(Equity plus Net Debt) 14 4 Unaudited. See Appendix for Non-GAAP reconciliations

A Fresh Perspective Identified Clear Opportunities To Build An Even Stronger Future Insights Solutions Observation #1 Solution: Strategy Starts with Purpose Ignite our Vision to Win Observation #2 Solution: Bottom-up Roadmap Create a Kimball International Top-down Strategy with a Distinct Set of Choices Observation #3 Solution: Siloed Business Unit Model Leverage Kimball International for Efficiency and Capability Building Observation #4 Solution: Minimal Flexibility to Fund Tomorrow Design Transformation Strategy to Fund Kimball International for the Future 15

The New Kimball International Connect STRATEGIC Strategy Creates A Strong INVESTMENTS Brought to the Brands Growth And Value Roadmap and Business Units Connecting OUR PURPOSE, OUR PEOPLE, ENABLING OUR BRANDS, and OUR OPERATING PROCESS THE POWER to produce a Commercial Furnishings Design POWERHOUSE of our People UNLOCKS & SPEEDS OUR CAPACITY for Growth 16

Four Strategic Imperatives Create The Foundation For Our Success Inspire Our People Build Our Capabilities Fuel Our Future Accelerate Our Growth CULTIVATE ENHANCE & BUILD OPTIMIZE ADVANCE a High-Performance, Caring Culture New Center-Led Functions our Operational Footprint New Product Development & Processes ENGAGE LAUNCH SELECTIVELY EXPAND New Purpose Organization-wide Centers of Excellence in Key, ELEVATE Verticals & Channels Strategic Areas Production & Process Automation INVEST PROPEL in Training, Technology & Systems DEVELOP GROW Commercial Excellence World-Class Ways Product Margins through of Working to Further Enable Product Engineering, DRIVE our Businesses and Purchase Efficiencies Strategic Acquisitions Enablers Outcomes 17

Inspire Our People Actions Taken Launch our PURPOSE Focus on INSPIRING, EMPOWERING and ENGAGING our Company Wide Purpose and Strategy CULTIVATE people Roll Out May 9th – Jasper, Indiana Cultivating a caring, high-performance culture; greater COLLABORATION and ACCOUNTABILITY IN FULL EXECUTION TOP SENIOR LEVEL TALENT DEVELOPMENT PROGRAM called Elevate PRIORITIZING development of talent Launching organization-wide, formal COMMUNICATION AND ENGAGE LEADING CHANGE plan Remain an EMPLOYER OF CHOICE Living our PURPOSE Opening EMPLOYEE HEALTHCARE CENTER to promote and support wellness throughout our organization INVEST Renovating CORPORATE HEADQUARTERS, activating our Purpose and bringing our craft to life 18

Build Our Capabilities CENTER-LED Functional Leadership: Finance, HR, IT, Legal Actions Taken that allows consistent connection of resources, prioritization, CENTER-LED decision-making and efficiency HIRED VP STRATEGY & FUNCTIONS TRANSFORMATION, unique set of CENTRALIZE SUPPLY CHAIN leadership to maximize experiences in cross functions and supplier value, build relationships, optimize work and build business transformation BEST IN CLASS capability Established PROGRAM MANAGEMENT OFFICE (PMO) to focus on key change priorities, the deployment of planning tools, resources and ensure execution Bring DIGITAL LEADERSHIP to the center, enabling faster CENTERS OF decision-making and strategy acceleration and enhanced HIRED TRANSFORMATION growth execution CONSULTANT to conduct EXCELLENCE benchmarking, advise on design, and aid in execution CONSOLIDATING SUPPLY CHAIN FUNCTIONS and set up best in class organization 19

Fuel Our Future Drive LEAN culture throughout organization to achieve greater Actions Taken standardization and efficiency Redesigning INCENTIVE PLAN aligned Develop multi-year perspective to FACILITY OPTIMIZATION PLAN OPERATIONAL with achieving strategic objectives EXCELLENCE Infuse CAPITAL to accelerate operational efficiencies Built an OPERATING RHYTHM to infuse Prioritize and enable VAVE organization-wide greater accountability, oversight, and Elevate LOGISTICS OPTIMIZATION to drive efficient practices accelerate decision-making and operations ENABLED GREATER SHARING between business units to reduce cost Adopt WAYS OF WORKING to drive systematic approach, common practices, approach and prioritization of work STRUCTURING TO SCALE with growth METRICS- REMOVE DUPLICATION at business units BASED APPROACH PRIORITIZE resources Drive clarity of ROLES AND RESPONSIBILITIES Continue to drive and develop OPERATING RHYTHM 20

Accelerate Our Growth Build deeper TASK SEATING offering to boost portfolio and Actions Taken ADVANCE strengthen competitive position within distribution channel NEW UTILIZE PMO to track and drive Target the middle market segment with CONTRACT LITE accountability with each growth initiative PRODUCT offering DEVELOPMENT Establish NEW PRODUCT DEVELOPMENT PROCESS Resourced dedicated teams organization-wide and build funnel to PRIORITIZE NPD FOCUS BUILT SWAT TEAM approach to continue acceleration of Healthcare SELECTIVELY Expedite expansion of HEALTHCARE product portfolio, selling Brought OUTSIDE EXPERTISE EXPAND resources, and production capability in e-commerce WIN IN HOSPITALITY by capturing custom and seating VERTICALS In process of RAMPING TRAINING & CHANNELS market share PILOT NEW DIGITAL PROGRAM to drive e-commerce sales RESOURCED HOSPITALITY to drive expanded scope in 2020 EXPAND EASE OF DOING BUSINESS across our brands ACHIEVE REALLOCATE RESOURCES to higher-growth markets COMMERCIAL CONTINUE TO BUILD consultative selling value proposition through better product positioning, industry tool usage, and EXCELLENCE selling capabilities IMPROVE EFFECTIVENESS through commitment to training 21

Thoughtful And RECENT ACQUISITIONS Disciplined M&A Will Complement Organic Premier designer and manufacturer of contract furniture sold in the healthcare, corporate, Growth education and premium hospitality markets Rationale and Benefits ✓ Highest quality upholstery capability Acquisition Framework ✓ Capacity for seating, including healthcare STRATEGIC CRITERIA ▪ We are focused on the core; decisions must tightly align with corporate strategy, our Purpose and our Guiding Principles ▪ We will remain disciplined ▪ In general, we are seeking: ▪ Higher growth products that add to our existing platform ▪ New product categories and/or channels where we currently play World class supplier of metal public space and guest room furnishings FINANCIAL FILTERS ▪ Accretive to EPS within first full year Rationale and Benefits ✓ ▪ ROIC > WACC within three years Reach into hospitality public space areas ✓ Increased North America manufacturing capabilities 22

CASH USES: FY 2016 – 2018 Strong, Flexible $122M Balance Sheet Provides 15% Foundation for Growth Reinvestment Buybacks 42% 22% Efforts Dividends $52.1 Acquisitions 21% $33.2 $24.6 ▪ Reinvestment: Capex of $22.8M (LTM), representing 3.0% of sales, relative to historical range of 1.9% to 3.1% ▪ FY16 FY17 FY18 Buybacks: Focused on offsetting dilution and utilizing excess liquidity; current authorization of 2.7 million shares Free Cash Flow ▪ ▪ Dividends: Policy of increasing dividend Achieved FCF conversion of 105% (LTM) commensurate with growth; 67 years of ▪ On target to achieve $10M in cost savings in FY19; benefits of cost savings consecutive dividend payments to largely fund our future ▪ Acquisitions: Focused on the core; decisions ▪ Low to no leverage affords flexibility must tightly align with corporate strategy and our ▪ $28M capacity on existing revolver Guiding Principles 23

Kimball International Is Committed to Three-Year Financial Objectives Fiscal Year 2020 – 2022 FINANCIAL OBJECTIVES ORGANIC REVENUE 4% to 7% CAGR ASSUMPTIONS ▪ US GDP growth of ~1.5% to 2.5% ADJ. EBITDA MARGIN 150 to 250 bps improvement (by FY 2022) ▪ Excludes acquisitions ▪ Share repurchase to offset stock compensation dilution ADJ. EPS 10% to 15% CAGR 24

Our Leadership And Board Are Aligned and Committed To Achieving Our Goals

Senior Leadership Team



KRISTIE JUSTER
CEO & Director



DON VAN WINKLE
President, COO



MICHELLE SCHROEDER
VP, CFO



LONNIE NICHOLSON
VP, CAO



KOURTNEY SMITH
President, National Office Furniture



KATHERINE SIGLER
President, Kimball Hospitality



JULIE HEITZ-CASSIDY
VP, General Counsel, Chief Ethics and Compliance Officer



GREG KINCER
VP, Corporate Development



KOOROSH SHARGHI
VP, Strategy & Transformation

Independent Board Directors



KIM RYAN
Chair of Board
Audit Committee Member
President, Coperion, GmbH
SVP, Hillenbrand, Inc.



PATRICK CONNOLLY
Audit Committee Chair
President & CEO, Follet Corporation



DR. SUSAN FRAMPTON
Compensation & Gov. Committee Chair
President, Planetree, Inc.



GEOFFREY STRINGER
Compensation & Gov. Committee Member
Retired Former EVP, Bank One & CEO, Bank One Capital Corporation



THOMAS TISCHHAUSER
Compensation & Gov. Committee Member
Principal & Exec. Coach, Wynstone Partners; Former Corporate VP, Continental Automotive & Motorola, Inc.



TIMOTHY JAHNKE
Audit Committee Member
President & CEO, Elkay Manufacturing Co

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We Are On a Journey – to Excellence INVEST WITH US Building on our STRONG FOUNDATION; new leadership driving POSITIVE CHANGE through transformational strategy Kimball International Connect Strategy will result in OPERATIONAL EXCELLENCE and ACCELERATED GROWTH With our plan in place and financial objectives aligned with achieving our vision, it’s now TIME TO EXECUTE With our PURPOSE, PEOPLE, BRANDS and OPERATING PROCESS, we are confident in our ability to DELIVER RESULTS 26

Appendix 27

Non-GAAP Millions $ FY18 Q3 FY18 Q3 FY19 Operating Income, as reported $51.1 $8.5 $9.1 Add: Pre-tax CEO Transition Costs $0.3 Reconciliation Add: Pre-tax Expense (Income) Adjustment to SERP Liability $1.0 $0.0 $1.0 Adjusted Operating Income $52.0 $8.5 $10.3 (Unaudited) Adjusted Operating Income as a % of Sales 7.4% 5.3% 5.8% Millions $ FY18 Q3 FY18 Q3 FY19 Net Income $34.4 $5.9 $8.0 Provision for Income Taxes $17.9 $2.7 $2.5 Income Before Taxes on Income $52.3 $8.5 $10.5 Interest Expense $0.2 $0.1 $0.0 Interest Income -$1.1 -$0.3 -$0.5 Depreciation $13.7 $3.5 $3.7 Amortization $1.8 $0.5 $0.5 Pre-tax CEO Transition Costs $0.3 Adjusted EBITDA $67.0 $12.3 $14.5 Adjusted EBITDA as a % of Sales 9.5% 7.6% 8.2% Millions $ FY18 Q3 FY18 Q3 FY19 Operating Cash Flow, as reported $46.9 $11.0 $18.8 Total Capital Expenditures -$22.4 -$3.7 -$5.7 Free Cash Flow $24.6 $7.3 $13.1 28

Non-GAAP Reconciliation (Unaudited)

Millions $	FY14	FY15	FY16	FY17	FY18
Operating Income from Continuing Operations	$1.9	$17.3	$33.5	$56.6	$51.1
Add: Pre-tax Spin Cost – Included in SGA	$1.5	$3.2			
Add: Pre-tax Restructuring Expense		$5.3	$7.3	-$1.8	
Add: Pre-tax Expense (Income) Adjustment to SERP Liability	$2.6	$0.6	$0.0	$1.2	$1.0
Adjusted Operating Income from Continuing Operations	$6.0	$26.4	$40.8	$56.0	$52.0
Adjusted Operating Income from Continuing Operations as a % of Sales	1.1%	4.4%	6.4%	8.1%	7.4%
Add: Employee Retirements – Included in SGA [1]	$6.8	$3.3			
Add: Other Non-operational – Included in SGA [2]	-$.5				
Adjusted Pro Forma Operating Income from Continuing Operations before External Reverse Synergies	$12.3	$29.7	$40.8	$56.0	$52.0
Deduct: External Reverse Synergies [3]	-$1.2	-$0.4			
Adjusted Pro Forma Operating Income from Continuing Operations [3]	$11.1	$29.3	$40.8	$56.0	$52.0
Adjusted Pro Forma Operating Income from Continuing Operations as a % of Sales	2.0%	4.9%	6.4%	8.1%	7.4%

1. Estimated cost associated with the retirement and separation of people due to spin. Costs include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax.
2. Includes: pre-tax airplane write-off $1.2M and gain from sale of idle property of $1.7M in FY'14.
3. Adjusted pro forma operating income includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $1.3M per year reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M adjusting the adjusted pro forma operating income from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above.

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